UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001787000

GS Mortgage Securities Trust 2019-GC42

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001004158

GS Mortgage Securities Corporation II

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

New York	333-226082-04	38-4123695 38-4123696 38-7221372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 902-1000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

The Grand Canal Shoppes Mortgage Loan, which constituted approximately 1.9% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2019, relating to the Morgan Stanley Capital I Trust 2019-H7 filed as Exhibit 4.8 to the Current Report on Form 8-K filed on September 27, 2019 (the “MSC 2019-H7 PSA”).  Effective June 15, 2020, pursuant to Section 7.01 of the MSC 2019-H7 PSA, LNR Partners, LLC was removed as special servicer of the Grand Canal Shoppes Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the Grand Canal Shoppes Mortgage Loan under the MSC 2019-H7 PSA.

                Effective as of June 15, 2020, the Grand Canal Shoppes Mortgage Loan will be specially serviced, if necessary, pursuant to the MSC 2019-H7 PSA by Situs Holdings.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104 and its telephone number is 713-328-4400.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Registrant)
Date: June 15, 2020
	By:	s/ Leah Nivison

Name: Leah Nivison
Title: Chief Executive Officer